Exhibit 24

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees); and

         WHEREAS, each of the undersigned is an Officer or both an Officer and a Director of the Corporation;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints W. C. Ferguson, J. S. Rubin and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer or as both an Officer and a Director of the Corporation, to execute and file such registration statement with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees), and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 11th day of January, 1994.





       W. C. Ferguson                                 J. S. Rubin
       W. C. Ferguson                                 J. S. Rubin
   Chairman of the Board                       Executive Vice President
and Chief Executive Officer                  and Chief Financial Officer




                                 P. M. Ciccone
                                 P. M. Ciccone
                        Vice President and Comptroller

State of New York    )
                     )  ss.:
County of Westchester)


         On the 11th day of January, 1994, personally appeared before me,
W. C. Ferguson, J. S. Rubin and P. M. Ciccone, to me known and known to me to be the persons described in and who executed the foregoing instrument, and they severally duly acknowledged to me that they and each of them executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 11th day of January, 1994.


                                                Ina H. Callery
                                        Notary Public State of New York
                                                 No. 4834371
                                       Qualified in Westchester County
                                       Commission Expires June 30, 1995

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees); and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such registration statement, with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees), and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of January, 1994.


                                                     Randolph W. Bromery
                                                     Randolph W. Bromery


State of Massachusetts)
                      )  ss.:
County of Hampden     )


         On the 2nd day of January, 1994, personally appeared before me, Randolph W. Bromery, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 2nd day of January, 1994.


                                     Robert B. Palmer, Notary Public
                                     Commonwealth of Massachusetts
                                     My Commission Expires September 26, 1997

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees); and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such registration statement, with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees), and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of December, 1993.


                                                        John J. Creedon
                                                        John J. Creedon


State of New York     )
                      )  ss.:
County of New York    )


         On the 23rd day of December, 1993, personally appeared before me, John J. Creedon, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 23rd day of December, 1993.


                                                 Daniel N. Wilson
                                          Notary Public State of New York
                                                  No. 24-4920236
                                            Qualified in Kings County
                                       Certificate Filed in New York County
                                         Commission Expires June 20, 1994

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees); and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such registration statement, with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees), and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of January, 1994.


                                                     Stanley P. Goldstein
                                                     Stanley P. Goldstein


State of New York    )
                     )  ss.:
County of Westchester)


         On the 3rd day of January, 1994, personally appeared before me, Stanley P. Goldstein, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 3rd day of January, 1994.


                                                Eileen C. Lamela
                                        Notary Public State of New York
                                                No. 01LA4833603
                                        Qualified in Westchester County
                                       Commission Expires March 10, 1994

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees); and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such registration statement, with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees), and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of January, 1994.


                                                       Helene L. Kaplan
                                                       Helene L. Kaplan


State of New York    )
                     )  ss.:
County of New York   )


         On the 3rd day of January, 1994, personally appeared before me, Helene L. Kaplan, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 3rd day of January, 1994.


                                                  Beverly Jaeger
                                          Notary Public State of New York
                                                  No. 41-4866996
                                            Qualified in Queens County
                                       Certificate Filed in New York County
                                        Commission Expires August 31, 1994

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees); and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such registration statement, with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees), and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of January, 1994.



                                                      Elizabeth T. Kennan
                                                      Elizabeth T. Kennan


State of Massachusetts)
                      )  ss.:
County of Hampshire   )


         On the 5th day of January, 1994, personally appeared before me, Elizabeth T. Kennan, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 5th day of January, 1994.


                                                    Ann E. Chenier
                                                     Notary Public
                                          My Commission Expires Oct. 28, 1999

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees); and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such registration statement, with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees), and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of January, 1994.


                                                       David J. Mahoney
                                                       David J. Mahoney


State of New York     )
                      )  ss.:
County of New York    )


         On the 4th day of January, 1994, personally appeared before me, David J. Mahoney, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 4th day of January, 1994.


                                                     Herbert Vine
                                              Notary Public of New Jersey
                                          My Commission Expires Dec. 6, 1997

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees); and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such registration statement, with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees), and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of December, 1993.


                                                       Edward E. Phillips
                                                       Edward E. Phillips


State of Massachusetts)
                      )  ss.:
County of Suffolk     )


         On the 21st day of December, 1994, personally appeared before me, Edward E. Phillips, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 21st day of December, 1993.


                                                  Angela R. Bombino
                                                     Notary Public
                                             Commonwealth of Massachusetts
                                          My Commission Expires July 7, 2000

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees); and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such registration statement, with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees), and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of December, 1993.



                                                        F. V. Salerno
                                                        F. V. Salerno


State of New York     )
                      )  ss.:
County of Westchester )


         On the 30th day of December, 1993, personally appeared before me,
F. V. Salerno, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 30th day of December, 1993.


                                               Olivia Napolitano
                                       Notary Public, State of New York
                                                 No. 4888928
                                       Qualified in Westchester County
                                       Commission Expires April 6, 1995

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees); and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such registration statement, with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees), and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of January, 1994.



                                                        I. G. Seidenberg
                                                        I. G. Seidenberg


State of New York    )
                     )  ss.:
County of Westchester)


         On the 6th day of January, 1994, personally appeared before me,
I. G. Seidenberg, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 6th day of January, 1994.


                                                Ina H. Callery
                                       Notary Public State of New York
                                                 No. 4834371
                                       Qualified in Westchester County
                                       Commission Expires June 30, 1995

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees); and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such registration statement, with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees), and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of January, 1994.


                                                      Walter V. Shipley
                                                      Walter V. Shipley


State of New York     )
                      )  ss.:
County of New York    )


         On the 3rd day of January, 1994, personally appeared before me, Walter V. Shipley, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 3rd day of January, 1994.


                                                John B. Wynne
                                        Notary Public State of New York
                                                No. 31-4367105
                                         Qualified in New York County
                                       Commission Expires Feb. 28, 1994

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees); and

         WHEREAS, the undersigned is a Director of the Corporation;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
W. C. Ferguson, J. S. Rubin and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such registration statement, with respect to the additional shares of the Company's Common Stock (par value $1.00 per share) to be offered under the Company's Savings and Security Plan (Non-Salaried Employees), and thereafter to execute and file any amended registration statement or statements (including any post-effective amendments thereto) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, with all exhibits thereto and other documents in connection therewith, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of December, 1993.


                                                        John R. Stafford
                                                        John R. Stafford


State of New Jersey   )
                      )  ss.:
County of Morris      )


         On the 21st day of December, 1993, personally appeared before me, John R. Stafford, to me known and known to me to be the person described in and who executed the foregoing instrument, and such person duly acknowledged to me that such person executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 21st day of December, 1993.


                                                  Audrey C. Young
                                            A Notary Public of New Jersey
                                       My Commission Expires October 10, 1995